UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2024

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 – Entry into a Material Definitive Agreement

On January 31, 2024, Nocera, Inc. (the “Company”), through its wholly-owned subsidiary and foreign enterprise, Shanghai Nocera Culture Co., Ltd. (“WFOE”) and Zhejiang Xinca Mutual Entertainment Culture Media Co., Ltd. (“Xinca”), a domestic funded limited liability company registered in China (P.R.C) (collectively, the “Parties”) entered into a series of contractual agreements (“VIE Agreements”) whereby the Company agreed to provide technical consulting and related services to Xinca. As a result, the Company has been determined to be the primary beneficiary of Xinca and Xinca became a variable interest entity (“VIE”) of the Company.

The VIE Agreements

The VIE structure was adopted mainly because the Chinese operating company may in the future engage in business that may require special licenses in China in an industry prohibiting foreign investment. The Company has entered into the following contractual arrangements with shareholders of Xinca that enable the Company to (i) have the power to direct the activities that most significantly affects the economic performance of Xinca, and ii) receive the economic benefits of Xinca that could be significant to Nocera. Pursuant to the VIE Agreements, the Company is fully and exclusively responsible for the management of Xinca, assumes all of the risk of losses of Xinca and has the exclusive right to exercise all voting rights of Xinca’s shareholders.

(1)    Variable Interest Entity Purchase Agreement

On January 31, 2024, WFOE entered into a Variable Interest Entity Purchase Agreement with Xinca and Zhong Hui, the owner of 100% of the equity interests of Xinca (the “Existing Shareholder”) pursuant to which WFOE purchased 100% of the equity interests in Xinca from the Existing Shareholder in consideration for 1,800,000 shares of the Company’s unregistered common stock.

(2)    Voting Rights Proxy Agreement & Power of Attorney Agreement.

On January 31, 2024, WFOE entered into a Voting Rights Proxy Agreement with Zhong Hui (the “Existing Shareholder”) and Xinca pursuant to which the Existing Shareholder irrevocably granted the WFOE or the individual then designated by the WFOE (“Attorney”) the power exercise, on their behalf, the following rights available to them in their capacity as a shareholder of Xinca under the then effective articles of association of Xinca (collectively, “Powers”): (a) to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of Xinca on behalf of the Existing Shareholder; (b) to exercise voting rights on behalf of the Existing Shareholder on all matters required to be deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders, of Xinca the sale or transfer of all or part of the equity held by shareholders in Xinca; (c) to exercise other shareholders’ voting rights under the articles of association of Xinca (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association); (d) other voting rights that shareholders shall enjoy under the China (P.R.C.) laws, as amended, revised, supplemented and re-enacted, no matter whether they take effect before or after the conclusion of the Voting Rights Proxy Agreement & Power of Attorney Agreement. The Existing Shareholder shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where the Company gives the Existing Shareholder a written notice requesting the replacement of the Attorney, in which event the Existing Shareholder shall immediately appoint such other person as then designated by the Company to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization and entrustment. Pursuant to the agreement, in no event shall the WFOE be required to bear any liability or provide any economic or other compensation to the other Parties or to any third party in connection with the exercise of the Powers hereunder by the WFOE or the individual(s) designated by the WFOE. The Existing Shareholder and Xinca agreed to indemnify and hold harmless the WFOE or the individual(s) designated by the WFOE against any and all losses the WFOE or such individual(s) suffers or may suffer as a result of the exercise of the Powers, including without limitation any losses arising out of any suit, recourse, arbitration or claims brought by any third party against the WFOE or such individual(s) or any administrative investigation or sanction by any governmental authorities, unless such losses are caused by any willful misconduct or gross negligence of the Attorney.

(3)    Exclusive Business Cooperation Agreement.

On January 31, 2024, the WFOE and Xinca entered into an Exclusive Business Cooperation Agreement pursuant to which the Company, through WFOE, agreed to provide technical consulting and services including management consulting services, general and financial advisory services and various general and administrative services, for the specific content thereof (hereinafter referred to as the “Target Business”) to Xinca as the technical consulting and service provider of Xinca in accordance with the conditions set forth therein. Xinca also agreed that, without the prior written consent of Xinca, during the term of this Agreement, it shall not accept any technical consulting and services identical or similar to the Target Business that are provided by any third party. The term of the agreement ten years, commencing on the date of the agreement and is automatically renewed for an additional ten years, unless it is terminated earlier by the Company or agreed to by the parties. WFOE may at any time terminate the agreement upon 30 days’ prior written notice. Xinca may not terminate the Agreement.

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(4)    Equity Interest Pledge Agreement.

Under the Equity Interest Pledge Agreement between the Company and Xinca shareholders, the Xinca shareholders pledged all of their equity interests in Xinca to the Company to guarantee the performance of Xinca’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that Xinca or shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, the Company, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. Shareholders also agreed that upon the occurrence of any event of default, as set forth in the Equity Interest Pledge Agreement, the Company is entitled to claim indemnity.

(5)    Exclusive Call Option Agreement.

Xinca and its shareholders entered into an Exclusive Call Option Agreement with the Company. Under the Exclusive Call Option Agreement, the Xinca shareholders irrevocably granted the Company (or its designee) an exclusive option to purchase, to the extent permitted under China (P.R.C.) law, part or all of their equity interests in Xinca. According to the Exclusive Call Option Agreement, the purchase price shall be the minimum price permitted by applicable China (P.R.C.) Law at the time when such share transfer occurs.

The foregoing description of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of Agreements, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, we exchanged a total of 1,800,000 shares of our restricted common stock for 100% of the issued and outstanding shares of Xinca. We relied on Regulation S for the exemption from registration of the shares in this transaction.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 8.01. Other Information.

On February 6, 2024, the Company issued a press release announcing the VIE Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The disclosures under Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 - Exhibits

(a) Financial Statements of Business Acquired

* to be filed by Amendment by April 11, 2024.

(d) Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement
10.2	Voting Rights Proxy Agreement & Power of Attorney
10.3	Exclusive Business Cooperation Agreement
10.4	Equity Interest Pledge Agreement
10.5	Exclusive Call Option Agreement
99.1	Press Release issued February 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: February 6, 2024	By: /s/ Andy Ching-An Jin
Name: Andy Ching-An Jin Title: Chief Executive Officer

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